UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      NOVEMBER 6, 2006 (OCTOBER 31, 2006)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                   000-51255                   98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)

        103 FOULK ROAD, WILMINGTON, DE                             19803
----------------------------------------------               -------------------
   (Address of principal executive offices)                      (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 31, 2006, RNG Gaming Ltd., an indirect subsidiary of the registrant ("RNG"), and Golden Palace Ltd. ("Golden Palace"), a leading online gaming operator, entered into a software licensing agreement ("Agreement") under which RNG has a granted Golden Palace a non transferable, limited license to use, perform, present and operate RNG's multiplayer tournament blackjack software ("Blackjack Software") for the purpose of displaying, managing and operating online gaming according to the terms and conditions of the Agreement. In return, Golden Palace has agreed to pay RNG a total of $1,000,000 in license fees, integration costs, technical support fees and advanced royalty fees, as well as additional royalty fees equal to 15% of the fees charged by Golden Palace from players who participate in the blackjack game, as described in more detail in Schedule C to the Agreement, a copy of which is attached to Exhibit 10.1 filed herewith and incorporated by reference herein. According to the terms of the Agreement, the Blackjack Software shall not be used in the U.S. and or offered for use to U.S. residents, and Golden Palace has agreed to take certain actions to ensure that the Blackjack Software is unavailable for U.S. residents. The Agreement is effective as of November 13, 2006. It has an initial term of 4 years and will be automatically renewed for successive renewal periods of 1 year each, unless Golden Palace notifies otherwise under the terms of the Agreement, and unless the Agreement is otherwise terminated under its the terms.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

10.1 Software License Agreement dated October 31, 2006, by and among, RNG Gaming Ltd. and Golden Palace Ltd.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      ZONE 4 PLAY, INC.
                                                      (REGISTRANT)

Date:  November 6, 2006                               BY: /S/ URI LEVY
                                                      ----------------
                                                      URI LEVY
                                                      CHIEF FINANCIAL OFFICER